UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 28, 2007

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 3, 2008, we filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion on December 31, 2007 of our acquisition from TransMontaigne Inc. of 22 refined petroleum products terminaling facilities and associated real property, improvements, easements, licenses and permits along the Colonial and Plantation Pipelines (“Southeast terminals”) for a cash payment of approximately $118.6 million.  We acquired the Southeast terminals pursuant to the terms of a Facilities Sale Agreement, dated as of December 28, 2007.  We indicated in the Initial Form 8-K that we would file the financial information required under Item 9.01 of Form 8-K as soon as practicable, but not later than March 18, 2008.  This Amendment No. 1 is filed to amend Item 9.01 of the Initial Form 8-K to include the required financial information.

Item 9.01.                  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                             Financial Statements of Businesses Acquired.

The following information is attached hereto as Exhibit 99.2, and incorporated herein by reference.

(i)                                    Report of Independent Registered Public Accounting Firm.

(ii)                              Combined financial statements of TransMontaigne Partners (Predecessor) as of August 31, 2006 and December 31, 2005 and for the eight months ended August 31, 2006 and for the year ended December 31, 2005.

(iii)                             Notes to Combined financial statements.

(b)                            Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.3, and incorporated herein by reference.

(i)                               Unaudited pro forma combined statement of operations for the year ended December 31, 2007.

(ii)                            Notes to the Unaudited pro forma combined statement of operations.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

2.1†	Facilities Sale Agreement, dated as of December 28, 2007, by and between TransMontaigne Product Services Inc. and TransMontaigne Partners L.P.

10.1

Amended and Restated Omnibus Agreement, dated as of December 31, 2007, by and among TransMontaigne Inc., TransMontaigne GP L.L.C., TransMontaigne Partners L.P., TransMontaigne Operating GP L.L.C. and TransMontaigne Operating Company L.P. (incorporated by reference to Exhibit 10.5 of the Annual Report on Form 10-K filed by TransMontaigne Partners L.P. with the Securities and Exchange Commission on March 10, 2008)

23.1*	Consent of KPMG LLP.

99.1†	TransMontaigne Partners L.P. press release dated December 31, 2007.

99.2*

Combined financial statements of TransMontaigne Partners (Predecessor) as of August 31, 2006 and December 31, 2005 and for the eight months ended August 31, 2006 and for the year ended December 31, 2005.

99.3*	Unaudited pro forma combined statement of operations of TransMontaigne Partners L.P. for the year ended December 31, 2007.

†                     Previously filed with the Initial Form 8-K filed with the SEC on January 3, 2008.

*                    Filed herewith.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C.,
its general partner

Date: March 10, 2008	By:	/s/ Randall J. Larson
Randall J. Larson
Chief Executive Officer

2

Exhibit Index

Exhibit No.	Description of Exhibit

2.1†	Facilities Sale Agreement, dated as of December 28, 2007, by and between TransMontaigne Product Services Inc. and TransMontaigne Partners L.P.

10.1

Amended and Restated Omnibus Agreement, dated as of December 31, 2007, by and among TransMontaigne Inc., TransMontaigne GP L.L.C., TransMontaigne Partners L.P., TransMontaigne Operating GP L.L.C. and TransMontaigne Operating Company L.P. (incorporated by reference to Exhibit 10.5 of the Annual Report on Form 10-K filed by TransMontaigne Partners L.P. with the Securities and Exchange Commission on March 10, 2008)

23.1*	Consent of KPMG LLP.

99.1†	TransMontaigne Partners L.P. press release dated December 31, 2007.

99.2*

Combined financial statements of TransMontaigne Partners (Predecessor) as of August 31, 2006 and December 31, 2005 and for the eight months ended August 31, 2006 and for the year ended December 31, 2005.

99.3*	Unaudited pro forma combined statement of operations of TransMontaigne Partners L.P. for the year ended December 31, 2007.

†                     Previously filed with the Initial Form 8-K filed with the SEC on January 3, 2008.

*                    Filed herewith.